Stock Warrants	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Stock Warrants	Stock Warrants
Public and Private Warrants
Prior to the Merger, Caravel issued 5,166,667 Private Warrants and 5,500,000 Public Warrants in connection with its initial public offering. Upon the Closing of the Merger, 2,592,503 Private Warrants were forfeited. Each whole warrant entitles the holder to purchase one share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustments. The Warrants became exercisable on December 11, 2021 and expire on July 30, 2026, at 5:00 p.m. New York City time, or earlier upon redemption or liquidation.
Once the Public Warrants become exercisable, the Company may redeem the outstanding warrants, in whole and not in part, upon a minimum of 30 days’ prior written notice of redemption (“Redemption Period”).
The Company may redeem the outstanding Public Warrants for cash at a price of $0.01 per warrant if the Redemption Trigger Price equals or exceeds $18.00 per share and if there is an effective registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants, and a current prospectus relating thereto, available throughout the 30-day Redemption Period. The warrant holders have the right to exercise their outstanding Public Warrants prior to the scheduled redemption date during the Redemption Period at $11.50 per share. If the Company calls the Public Warrants for redemption, the Company will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis”, as described in the Warrant Agreement, dated December 8, 2020 (as amended on December 10, 2021, the “Warrant Agreement”). For purposes of the redemption, “Redemption Trigger Price” shall mean the last reported sales price of the Company’s Class A common stock for any twenty trading days within the thirty trading-day period ending on the third trading day prior to the date on which notice of the redemption is given.
The Private Warrants are identical to the Public Warrants except that the Private Warrants are not transferable, assignable or salable until 30 days after the completion of the Merger, subject to certain limited exceptions. Additionally, the Private Warrants are exercisable on a cashless basis and are non-redeemable in accordance with the preceding paragraph so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees then such warrants will be redeemable by the Company and exercisable by the warrant holders on the same basis as the Public Warrants in accordance with the preceding paragraph.
The Company is also entitled to redeem all of the outstanding Public Warrants at a redemption price of $0.10 per warrant if the last reported sales price of the Class A common stock equals or exceeds $10.00 per share on the trading day prior to the date on which a notice of redemption (the “Redemption Notice”) is sent to the registered holders of the Public Warrants. In addition, if the last reported sales price of the Class A common stock for any 20 trading days within the 30-trading day period ending on the third trading day prior to the date on which a Redemption Notice is sent to the registered holders of the Public Warrants is less than $18.00 per share, the Private Warrants must also concurrently be called for redemption on the same terms as the outstanding Public Warrants.
On September 14, 2021, the Company filed a Registration Statement on Form S-1, which became effective on September 23, 2021. This Registration Statement relates to, among other things, the registration of the offer and sale of the Private Warrants and the issuance of an aggregate of up to 8,074,164 shares of Class A common stock underlying the Public Warrants and Private Warrants.
Upon consummation of the Merger, the Company evaluated the Public Warrants and Private Warrants (collectively, the “Warrants”) and concluded that they do not meet the criteria to be classified within stockholders’ equity (deficit). On the consummation of the Merger, the Company recorded a liability related to the Warrants of $22.0 million, with an offsetting entry to additional paid-in capital. See Note 7—Fair Value for further information. The Company recognized a gain of $2.1 million for the year ended December 31, 2021, classified within change in fair value of derivative warrant liabilities in the consolidated statements of operations.
On December 13, 2021, the Company announced that, pursuant to the terms of the Warrant Agreement, it would redeem all of the outstanding Public Warrants and Private Warrants based on the terms in the Warrant Agreement. On January 12, 2022 (the “Redemption Date”), any Warrants that remained unexercised became void and no longer exercisable, and the holders of those Warrants were entitled to receive only the redemption price of $0.10 per Warrant (the “Redemption Price”). See Note 19—Subsequent Events.
As of December 31, 2021, there were 8,074,144 Warrants outstanding, and 1,362,540 Public Warrants had been submitted for exercise in connection with the Company’s redemption of all outstanding Public and Private Warrants.
Other Common Stock Warrants
Legacy Rover also issued common stock warrants to various service providers, lenders, and investors, at various points in time, which were subsequently converted to common stock warrants of the Company. Upon consummation of the Merger, each Legacy Rover warrant that was outstanding was assumed by Caravel and converted into a common stock warrant exercisable for Class A common stock equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Legacy Rover capital stock subject to the Legacy Rover warrant immediately prior to the Merger multiplied by (2) the Exchange Ratio. Such warrants have a per share exercise price equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per share of Legacy Rover capital stock subject to the Legacy Rover warrant immediately prior to the Merger by (2) the Exchange Ratio, and, except as specifically provided in the Merger Agreement, each warrant continues to be governed by the same terms and conditions (including vesting and exercise terms) as were applicable to the corresponding former Legacy Rover warrant immediately prior to the Merger.
Upon the Closing of the Merger, warrants to purchase 631,000 shares of common stock were net exercised resulting in the issuance of 448,000 shares of Class A common stock.
As of December 31, 2021, there were 0 other common stock warrants outstanding.